UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Reed’s, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

REED’S, INC.

501 Merritt 7 PH, Norwalk, CT 06851

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2026

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Reed’s, Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/reed2026 on Wednesday, June 10, 2026 at 9:00 a.m. Eastern Time for the following purposes:

1.	To elect Shufen Deng, Neal M. Cohane, Michael C. Tu, Sam Van, and Rudolf J. M. Bakker as directors to hold office until the Company’s 2027 annual meeting of stockholders and until their successors have been duly elected and qualified or such director’s earlier death, resignation or removal.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

3.	To approve the Company’s 2026 Equity Incentive Plan.

4.	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the accompanying proxy statement.

5.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s Named Executive Officers.

6.	To conduct any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the attached proxy statement.

The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

The record date for the Annual Meeting is April 17, 2026. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof. A complete list of record stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending on the day before the Annual Meeting date. If you would like to view the list, please contact us at our principal executive offices between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time at Reed’s, Inc., Attn: Corporate Secretary, 501 Merritt 7 PH, Norwalk, CT 06851; telephone (800) 997-3337.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of stockholders to be held via live webcast at www.virtualshareholdermeeting.com/reed2026 on June 10, 2026 at 9:00 AM EASTERN TIME.

The proxy statement and our annual report will be available to stockholders at

www.proxyvote.com.

By Order of the Board of Directors,

/s/ Neal M. Cohane
Neal M. Cohane Interim Chief Executive Officer April 29, 2026

This proxy statement is dated April 29, 2026 and is first being made available to stockholders on April 29, 2026.

You are cordially invited to attend the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/reed2026. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or via the internet as instructed in these materials, as promptly as possible in order to ensure your vote is counted at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

The information on, or otherwise accessible through, our website does not constitute a part of this proxy statement.

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REED’S, INC.

501 Merritt 7 PH, Norwalk, CT 06851

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

JUNE 10, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of Reed’s, Inc. (the “Company,” “Reed’s,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 29, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. All stockholders will have the ability to access the proxy materials online at www.proxyvote.com or may request a printed set of the proxy materials. Instructions on how to access the proxy materials or to request a printed copy may be found in the Notice.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Wednesday, June 10, 2026 at 9:00 a.m. Eastern Time. This year’s Annual Meeting will be a completely “virtual meeting” of shareholders. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/reed2026 and entering the 16-digit control number included in your Notice, on your proxy card or in the instructions that accompanied your proxy materials. You will not be able to attend the Annual Meeting in person. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your control number and proxy to vote. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Information on how to vote before and during the Annual Meeting is discussed below. Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

What if I cannot find my control number?

Please note that if you do not have your control number and you are a registered stockholder, you will be able to log in as a guest. To view the Annual Meeting webcast, visit www.virtualshareholdermeeting.com/reed2026 and register as a guest. If you log in as a guest, you will not be able to vote your shares or ask questions during the Annual Meeting. If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Annual Meeting.

When is the record date for the Annual Meeting?

The Board of Directors has fixed the record date for the Annual Meeting to be the close of business on April 17, 2026 (the “Record Date”).

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Will I be able to ask questions at the Annual Meeting?

We plan to spend up to 15 minutes answering appropriate stockholder questions at the conclusion of the Annual Meeting and will include as many stockholder questions that comply with the rules of conduct for the Annual Meeting as the allotted time permits. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. The question-and-answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the Annual Meeting at proxyvote.com after logging in with your control number. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/reed2026. Questions that are not relevant to the proposals to be voted on at the Annual Meeting will not be responded to.

What if I have technical difficulties or trouble accessing the virtual meeting website?

Our virtual meeting platform vendor will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the meeting login page.

What if I cannot virtually attend the Annual Meeting?

You may vote your shares electronically before the Annual Meeting by internet, by proxy or by telephone as described below. You do not need to access the Annual Meeting webcast to vote if you submitted your vote via proxy, by internet or by telephone in advance of the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 11,820,429 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Transfer Online, Inc., then you are a stockholder of record. As a stockholder of record, you may vote through the internet before or during the Annual Meeting, by proxy through the internet or by telephone, or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy through the internet or by telephone as instructed below or by completing a proxy card that you may request or that we may elect to deliver at a later time.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with your control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the internet as instructed by your broker, bank or other stockholder of record. If you did not receive a control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy.

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What am I voting on?

There are five matters scheduled for a vote:

●	Proposal No. 1 – To elect Shufen Deng, Neal M. Cohane, Michael C. Tu, Sam Van, and Rudolf J. M. Bakker as directors to hold office until the Company’s 2027 annual meeting of stockholders and until their successors have been duly elected and qualified or such director’s earlier death, resignation or removal.

●	Proposal No. 2 – To ratify the selection by the Audit Committee of the Board of Directors (the “Audit Committee”) of Weinberg & Company, P.A. (“Weinberg”) as our independent registered public accounting firm for the year ending December 31, 2026.

●	Proposal No. 3 – To approve the Company’s 2026 Equity Incentive Plan.

●	Proposal No. 4 – To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement.

●	Proposal No. 5 – To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s Named Executive Officers.

What if another matter is properly brought before the Annual Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with his or her best judgment.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote through the internet before or during the Annual Meeting, by proxy through the internet or by telephone or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

●	To vote using the proxy card, complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Daylight Time on June 9, 2026 to be counted.

●	To vote through the internet before the Annual Meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on June 9, 2026 to be counted.

●	To vote through the internet during the Annual Meeting, please visit www.virtualshareholdermeeting.com/reed2026. You will be asked to provide the company number and control number from the Notice.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice containing voting instructions from that organization rather than from Reed’s. Follow the voting instructions in the Notice to ensure that your vote is counted. To vote through the internet during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the Record Date.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing a proxy card, by telephone or through the internet before or during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all nominees for director, “For” the ratification of the appointment by the Audit Committee of Weinberg as our independent registered public accounting firm for the fiscal year ending December 31, 2026, “For” the approval of the Company’s 2026 Equity Incentive Plan, “For” the advisory vote on executive compensation, and “Three Years” as the preferred frequency of advisory votes to approve executive compensation. If any other matter is properly presented at the Annual Meeting, your proxyholder will vote your shares using his or her best judgment.

What are “broker non-votes”?

If you are a beneficial owner of shares held in street name and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation) and certain corporate governance proposals, even if management-supported. When there is at least one “routine” matter that the broker, bank or other securities intermediary votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.”

Proposal Nos. 1, 3, 4 and 5 are considered to be “non-routine,” and we therefore expect broker non-votes to exist in connection with those proposals. Your broker, bank or other agent cannot vote your shares on these proposals without your instructions. Please instruct your bank, broker or other agent to ensure that your vote will be counted.

Proposal No. 2 is considered a “routine” matter, and your broker, bank or other agent may vote your shares on this proposal even in the absence of your instructions.

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We encourage you to provide voting instructions to your broker, bank or other agent. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other agent about how to submit your proxy to them at the time you receive this proxy statement.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by telephone or through the internet.

●	You may send a timely written notice that you are revoking your proxy to Reed’s, Inc., Attn: Corporate Secretary, 501 Merritt 7 PH, Norwalk, CT 06851.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How does the Board of Directors recommend stockholders should vote?

The Board of Directors recommends that you vote:

●	Proposal No. 1 – FOR the election of each of Shufen Deng, Neal M. Cohane, Michael C. Tu, Sam Van, and Rudolf J. M. Bakker as directors to hold office until our 2027 annual meeting of stockholders and until their successors have been duly elected and qualified or such director’s earlier death, resignation or removal.

●	Proposal No. 2 – FOR the ratification of the selection by the Audit Committee of Weinberg as our independent registered public accounting firm for the year ending December 31, 2026.

●	Proposal No. 3 – FOR the approval of the Company’s 2026 Equity Incentive Plan.

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●	Proposal No. 4 – FOR the approval of, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement.

●	Proposal No. 5 – THREE YEARS for the indication of, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s Named Executive Officers.

What vote is required to approve each item and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Voting Options	Vote Required for Approval	Effect of Abstentions or Withhold Votes, As Applicable	Effect of Broker Non-Votes
1.	Election of directors	“For” or “withhold” with respect to each director nominee	Nominees receiving the most “For” votes from holders of shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected (1)	No effect	No effect (2)
2.	Ratification of the selection of Weinberg as our independent registered public accounting firm for the year ending December 31, 2026	“For,” “against,” or “abstain”	“For” votes of a majority of the votes cast on such matter, voting affirmatively or negatively (excluding abstentions)	No effect	Not applicable (3)
3.	Approval of the Company’s 2026 Equity Incentive Plan	“For,” “against,” or “abstain”	“For” votes of a majority of the votes cast on such matter, voting affirmatively or negatively (excluding abstentions and broker non-votes)	No effect	No effect (2)
4.	Advisory approval of the compensation of the Company’s Named Executive Officers	“For,” “against,” or “abstain”	“For” votes of a majority of the votes cast on such matter, voting affirmatively or negatively (excluding abstentions and broker non-votes) (4)	No effect	No effect (2)
5.	Advisory vote on the frequency of stockholder advisory votes on executive compensation	“One Year,” “Two Years,” “Three Years,” or “abstain”	The proposed voting frequency that receives affirmative votes from the holders of a majority of the voting power of the shares of common stock voting for one of the proposed frequencies will be considered the frequency approved by our stockholders(5)	No effect	No effect (2)

(1)	Stockholders may not cumulate votes for directors.

(2)	This proposal is considered to be a “non-routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other nominee does not have discretionary authority to vote your shares on this proposal.

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(3)	This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other nominee has discretionary authority to vote your shares on this proposal.

(4)	Because this vote is advisory only, it will not be binding on us or on our Board of Directors. However, our Board of Directors and Compensation Committee will consider the outcome of the vote when making future decisions regarding executive compensation.

(5)	If none of the proposed voting frequencies receives affirmative votes from the holders of a majority of the voting power of the shares of common stock voting for one of the proposed frequencies, we will consider the frequency receiving the highest number of affirmative votes from the holders of shares voting on the matter to be the frequency preferred by our stockholders.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority of the outstanding shares of stock entitled to vote are present at the Annual Meeting, by remote communication or represented by proxy. On the Record Date there were 11,820,429 shares outstanding and entitled to vote. Thus, the holders of 5,910,215 shares must be present by remote communication or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting by remote communication. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Annual Meeting may be adjourned to another date by the chairperson of the meeting or the holders of a majority of the votes cast on the matter, voting affirmatively or negatively (excluding abstentions and broker non-votes).

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Stockholders who intend to present proposals at the Company’s annual meeting of stockholders in 2027 (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must send notice of their proposal to us so that we receive it no later than December 30, 2026, and must comply with all other applicable requirements of Rule 14a-8. However, if the 2027 Annual Meeting is advanced by more than 30 days prior to or delayed by more than 30 days after June 10, 2027, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

Stockholders who intend to present proposals at the 2027 Annual Meeting other than pursuant to Rule 14a-8 or nominate individuals for election as directors must comply with the notice provisions in our Second Amended and Restated Bylaws (the “Bylaws”). Under these requirements, stockholders providing notice of proposals or nominations pursuant to our current Bylaws must provide the information, representations and certifications required by our Bylaws not earlier than 120 days nor less than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting which, for the 2027 Annual Meeting, is between February 10, 2027 and March 12, 2027. If the date of the 2027 Annual Meeting is advanced more than 30 days or delayed by more than 70 days from June 10, 2027, in order for notice by the stockholder to be timely, such notice must be so delivered, or mailed and received, not earlier than the 120th day prior to the date of such annual meeting and not later than the later of (i) the 90th day prior to the date of such annual meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made. Notice of stockholder proposals or nominations should be addressed to Reed’s, Inc., Attn: Corporate Secretary, 501 Merritt 7 PH, Norwalk, CT 06851. You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our Board of Directors presently has five members. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has considered and nominated the five directors listed below for election to the Board of Directors at the Annual Meeting. If elected at the Annual Meeting, each nominee would serve until the 2027 Annual Meeting or until his or her successor has been duly elected and qualified or such director’s earlier death, resignation or removal.

Vacancies on the Board of Directors may be filled only by the affirmative vote of the majority of directors then in office, even if less than a quorum of the Board of Directors. A director elected by the Board of Directors to fill a vacancy, including vacancies created by an increase in the number of directors, will serve for the remainder of the full term and until the director’s successor is duly elected and qualified or such director’s earlier death, resignation or removal. Effective March 24, 2026, Mr. Cohane was appointed as a director by the Board of Directors to fill a vacancy, upon the recommendation of the Nominating and Corporate Governance Committee.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Reed’s. Each person nominated for election has consented to being named as a nominee in this proxy statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable or decline to serve if elected.

The following includes a brief biography of each nominee for director and each of our other current directors, including their respective ages, as of April 17, 2026. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee and the Board of Directors to determine that the applicable nominee or other current director should serve as a member of the Board of Directors.

Shufen Deng and Yumin Dai are spouses. Otherwise, no director or executive officer is related by blood, marriage, or adoption to any other director or executive officer. No arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee, except that Shufen Deng, Sam Van and Michael C. Tu were elected as directors pursuant to the Shareholders Agreement between us and D&D Source of Life Holding, Ltd. (“D&D”), dated May 25, 2023 (as amended, the “D&D Shareholders Agreement”).

None of our executive officers or directors are parties to any material proceedings adverse to Reed’s, have any material interest adverse to Reed’s or have, during the past ten years been subject to legal or regulatory proceedings required to be disclosed hereunder.

Nominees for Election to the Board of Directors

Shufen Deng, age 61, has served as a member of our Board of Directors since July 2023 pursuant to the director designation right granted to D&D under the D&D Shareholders Agreement. Ms. Deng has served as Chairperson of the Board since November 2024 and as Vice Chairperson of the Board from February 2024 through November 2024. In addition, she serves as the General Manager for BLB International Company Limited. Ms. Deng was the sole shareholder of D&D, the Company’s largest shareholder, from February 2023 through December 31, 2024. Ms. Deng is D&D’s non-independent designee. Prior to joining us, Ms. Deng served as the Chairperson and General Manager of Baolingbao Biology Co., Ltd (China) (“Baolingbao”), from April 2017 to March 2021. She continues to serve as a member of Baolingbao’s board of directors and as a member of its compensation committee. Prior to that, Ms. Deng served as a judge in China for seven years. We believe that Ms. Deng is qualified to serve on our Board of Directors because of her extensive business and legal experience.

Neal M. Cohane, age 65, has served as our interim Chief Executive Officer and a member of our Board of Directors since March 2026 and our Chief Operating Officer from January 2026 to April 2026. From August 2007 to December 2022, Mr. Cohane served as our Chief Sales Officer. Prior to re-joining us, Mr. Cohane served as Chief Sales Officer at Eastroc Beverage, from March 2025 to December 2025. Prior to that, he founded Rootstock Brands, Inc., where he advised beverage companies on go-to-market strategy and execution, from January 2023 to February 2025. Mr. Cohane holds a Bachelor of Science in Business Administration from Merrimack College. We believe that Mr. Cohane is qualified to serve on our Board because of his extensive knowledge of our business and significant experience in the beverage industry.

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Sam Van, age 48, has served as a member of the Board of Directors since October 2024 pursuant to the director designation right granted to D&D under the D&D Shareholders Agreement. He currently serves as Chair of the Audit Committee and is a member of the Nominating and Corporate Governance and Compensation Committees. Mr. Van served as the Chief Executive Officer of J-Star Holding Co., Ltd from October 2025 to March 2026 and is the founder and Chief Executive Officer of SRO Partners since May 2024. Previously, from June 2023 through May 2024, he served as Senior Vice President, Head of Advisory Services at Freedom U.S. Markets. From March 2017 through May 2023, he was the President and a Director of Deltec Investment Advisor Limited. From June 2022 through May 2024, Mr. Van served as a director and member of audit and nominating committees of Phoenix Motor Inc. (Nasdaq: PEV). Mr. Van has served on the board of directors of Picard Medical, Inc. (NYSE: PMI) since August 2025. Mr. Van has also served on the board of directors of Relm Insurance Ltd., a private company based in Bermuda, since January 2019. He also serves as a Senior Board Advisor at RKtech, an international software company in Vietnam. Mr. Van holds a Master of Business Administration from Cornell University and a Bachelor of Science in Finance from St. John’s University. Mr. Van is an independent director designee of D&D. We believe that Mr. Van is qualified to serve on our Board of Directors because of his extensive financial and operational expertise.

Rudolf J. M. Bakker, age 56, has served as a member of the Board of Directors since April 2025. He currently serves as Chair of the Compensation Committee and is a member of the Nominating and Corporate Governance Committee. Mr. Bakker is the founder of Purple Fox Studios, a beverage-focused consulting and incubation platform he formed in January 2021. Additionally, he co-founded Succulent Spirits & Co., an importer and distributor of premium agave spirits in Europe, for which he has served as the Chief Growth Officer since March 2023. Prior to his current activities, Mr. Bakker served as Global VP Smirnoff at Diageo Plc from April 2015 to October 2020, General Manager Mexico at Red Bull GmbH from January 2013 to December 2014, and held senior commercial, marketing and innovation leadership roles at Heineken N.V. from April 1997 to December 2012, where he led brand development, portfolio strategy, and market expansion initiatives across multiple geographies. Mr. Bakker holds a Master of Business Administration from Erasmus University and has completed executive education programs at Harvard Business School, London Business School, and Kellogg Executive Education. We believe that Mr. Bakker is qualified to serve on our Board of Directors because of his extensive experience in the global business industry and focus on brand growth, innovation, and market expansion across both emerging and developed markets.

Michael C. Tu, age 55, has served as a member of the Board of Directors since September 2025 pursuant to the director designation right granted to D&D under the D&D Shareholders Agreement. He currently serves as Chair of the Nominating and Corporate Governance Committee and is a member of the Audit and Compensation Committees. Prior to joining us, Mr. Tu was a partner at Cooley LLP, from May 2021 to June 2024. Prior to that, he was a partner at Orrick, Herrington and Sutcliffe LLP, from July 2004 to May 2021. Mr. Tu has taught board governance and risk management at Stanford University’s Senior Executive Leadership Program and the University of California, Los Angeles’s Director Training Program, and has been recognized by Chambers USA, Martindale-Hubbell, Legal 500, and Best Lawyers in America for securities litigation. He holds a Juris Doctor from the University of California, Los Angeles School of Law and a Bachelor of Arts from the University of California, Berkeley. We believe that Mr. Tu is qualified to serve on our Board of Directors because of his deep corporate governance and securities law expertise.

The Board of Directors recommends
a vote “For” the election of the director nominees.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Overview

We are committed to exercising good corporate governance practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on the Governance section of our website, https://investor.reedsinc.com/corporate-governance/documents-charters, including our Corporate Governance Guidelines, Code of Ethics and the charters for our Audit, Compensation and Nominating and Corporate Governance Committees. We believe that our corporate governance policies and practices empower our independent directors to effectively oversee our management—including the performance of our Chief Executive Officer—and provide an effective and appropriately balanced board governance structure.

Director Nomination Process and Qualifications

We believe that an effective board of directors should be made up of individuals who collectively provide an appropriate balance of diverse occupational and personal backgrounds and perspectives and who have a range of skills and expertise sufficient to provide guidance and oversight with respect to the Company’s strategy and operations. Our Nominating and Corporate Governance Committee considers candidates who are recommended by its members, by other directors, by stockholders, and by management, as well as those identified by third-party search firms retained to assist in identifying and evaluating possible candidates.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including strength of character, the ability to exercise sound judgment, familiarity with the Company’s business and industry, independence of thought and having sufficient time to devote to the affairs of the Company, an ability to work collegially with the other members of the Board of Directors and the commitment to rigorously represent the long-term interests of the Company’s stockholders. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant professional background or expertise upon which to be able to offer advice and guidance to management; demonstrating excellence in his or her field; having experience as a board member or executive officer of another publicly held company; and having a diverse personal background, perspective and experience. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity of background, age, skills and such other factors as it deems appropriate, given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability.

Our Nominating and Corporate Governance Committee reviews the service of incumbent directors whose terms are set to expire, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence, as well as the overall composition of the Board of Directors and the desire to add new skill sets and expertise to the Company. In the case of all director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent under the applicable listing standards of NYSE American (the “NYSE American Listing Rules”) and applicable SEC rules and regulations. Our common stock began trading on NYSE American on December 5, 2025, at which point we became subject to the NYSE American Listing Rules.

Nominations by Stockholders

Our Nominating and Corporate Governance Committee will evaluate director candidates recommended by stockholders in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidate. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation but must include information that would be required under the “advance notice” provisions of the Bylaws and SEC rules to be included in a proxy statement soliciting proxies for the election of such candidate. Stockholders wishing to propose a candidate for consideration by our Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by submitting the above information to our Nominating and Corporate Governance Committee at Reed’s, Inc., Attn: Corporate Secretary, 501 Merritt 7 PH, Norwalk, CT 06851. Stockholders must also satisfy the notification, timeliness, consent, and information requirements set forth in our Bylaws. These requirements are also described under the section entitled “Questions and Answers about these Proxy Materials and Voting—When are stockholder proposals and director nominations due for next year’s annual meeting?” For additional information about our director nomination requirements, please see our Bylaws.

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Independence of the Board of Directors

Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based on information requested from and provided by each director and director nominee concerning her or his background, employment and affiliations, including family relationships, our Board of Directors has affirmatively determined that none of our directors, other than Ms. Deng and Mr. Cohane, has any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under NYSE American Listing Rules. Our Board of Directors has determined that Ms. Deng, by virtue of her affiliation with D&D, our largest shareholder, and Mr. Cohane, by virtue of his position as our interim Chief Executive Officer, are not independent under applicable rules and regulations of the SEC and the NYSE American Listing Rules. Norman E. Snyder and Cyril A. Wallace, former Chief Executive Officers of the Company, also served on our Board of Directors during the year ended December 31, 2025. Messrs. Snyder and Wallace were not independent by virtue of their position as our then Chief Executive Officer. In making these independence determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence.

Board Leadership Structure

The roles of Chairperson of our Board of Directors and Chief Executive Officer are currently separated, with Ms. Deng serving as Chairperson of our Board of Directors and Mr. Cohane serving as our interim Chief Executive Officer. We believe that separating these positions is the best corporate governance leadership structure for us at this time, as it allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairperson of our Board of Directors to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. In determining to separate these roles, our Board of Directors recognized and continues to recognize the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as Chairperson of our Board of Directors, particularly as the Board of Directors’ oversight responsibilities continue to grow. While neither of our Bylaws or Corporate Governance Guidelines require that our Chairperson and Chief Executive Officer positions be separate, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Role of the Board of Directors in Risk Oversight

Our Board of Directors believes that risk management is an important part of establishing, updating and executing our business strategy. Our Board of Directors, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations and the financial condition and performance of the Company. Our Board of Directors focuses its oversight on the most significant risks facing the Company and its processes to identify, prioritize, assess, manage and mitigate those risks. Our Board of Directors and its committees receive regular reports from members of the Company’s senior management on areas of material risk to the Company, including strategic, operational, financial, cybersecurity, legal and regulatory risks. While our Board of Directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.

The Audit Committee is responsible for overseeing our financial reporting process on behalf of our Board of Directors and reviewing with management and our auditors, as appropriate, our major financial risk exposures, as well as overseeing our cybersecurity risk management processes, including oversight and mitigation of risks from cybersecurity threats. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee is responsible for overseeing our practices and policies of employee compensation as they relate to risk management and risk-taking incentives to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Nominating and Corporate Governance Committee oversees the management of risks associated with our overall compliance and corporate governance practices and the independence and composition of our Board of Directors. From time to time, or when requested by the Board of Directors, these committees provide reports to the full Board of Directors.

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Meetings of the Board of Directors and Attendance

The Board of Directors met eight times during 2025. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors, and of the committees on which he or she served, held during the portion of 2025 for which he or she was a director or committee member.

Our policy is to encourage directors and nominees for director to attend the Annual Meeting. During 2025, our stockholders elected directors by written consent in lieu of holding an annual meeting of stockholders.

Executive Sessions

In accordance with our Corporate Governance Guidelines and the NYSE American Listing Rules, our non-employee directors meet regularly in executive sessions of the Board of Directors without management present.

Information Regarding Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table provides current committee membership and meeting information for 2025 for each of these committees. The Compensation Committee and the Nominating and Corporate Governance Committee did not meet during 2025 but transacted their respective business via unanimous written consents.

Name	Audit (1)	Compensation (1)	Nominating and Corporate Governance (1)
Sam Van	✓*	✓	✓
Rudolf J. M. Bakker (2)		✓*	✓
Michael C. Tu	✓	✓	✓*
Number of meetings	5	0	0

*	Committee chair

(1) Lewis Jaffe resigned from the Board of Directors effective March 31, 2025, and Randle Lee Edwards resigned from the Board of Directors effective September 10, 2025. Prior to his resignation, Mr. Jaffe served as the chairperson of the Nominating and Corporate Governance Committee and as a member of the Audit Committee and the Compensation Committee. Prior to his resignation, Mr. Edwards served as a member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

(2) Mr. Bakker served as a member of the Audit Committee from April 11, 2025 until his resignation from the Audit Committee on February 14, 2026.

Below is a description of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The written charters of the committees, which comply with the applicable NYSE American Listing Rules, are available to stockholders on the Governance section of our website at https://investor.reedsinc.com/corporate-governance/documents-charters. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

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Audit Committee

Our Audit Committee currently consists of Messrs. Tu and Van, with Mr. Van serving as chair. Our Board of Directors has affirmatively determined that each of the members of the Audit Committee satisfies the independence requirements of the NYSE American Listing Rules and Rule 10A-3 under the Exchange Act. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with the NYSE American Listing Rules audit committee requirements. In arriving at this determination, our Board of Directors has examined each Audit Committee member’s scope of experience and the nature of their prior and/or current employment. Our Board of Directors has determined that Mr. Van qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE American Listing Rules. In making this determination, our Board of Directors has considered each financial expert’s formal education and previous experience in financial roles. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.

The primary purpose of the Audit Committee is to discharge the responsibilities of our Board of Directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:

●	evaluating the performance, independence, and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

●	reviewing our financial reporting processes and disclosure controls;

●	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

●	reviewing the adequacy and effectiveness of our internal control policies and procedures, including the responsibilities, budget, staffing, and effectiveness of our internal audit function;

●	reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by us;

●	obtaining and reviewing at least annually a report by our independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;

●	monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

●	prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

●	reviewing our annual and quarterly financial statements and reports, including the disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

●	reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls and critical accounting policies;

●	reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

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●	establishing procedures for the receipt, retention, and treatment of complaints received by us regarding financial controls, accounting, auditing, or other matters;

●	preparing the report that the SEC requires in our annual proxy statement;

●	reviewing and providing oversight of any related person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities;

●	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

●	reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter and recommending such changes as deemed necessary to our Board of Directors.

Report of the Audit Committee of the Board of Directors

The Audit Committee consists solely of independent directors, as required by and in compliance with SEC rules and regulations and the NYSE American Company Guide. The Audit Committee operates pursuant to a written charter adopted by the Board.

The Audit Committee is responsible for assisting the Board in its oversight responsibilities related to accounting policies, internal controls, financial reporting, and legal and regulatory compliance. Management of the Company has the primary responsibility for the Company’s financial reporting processes, proper application of accounting principles, and internal controls as well as the preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States (“U.S. GAAP”).

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2025, with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

THE AUDIT COMMITTEE

Sam Van (Chair)

Michael C. Tu

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Tu, Van, and Bakker, with Mr. Bakker serving as chair. Our Board of Directors has affirmatively determined that each of the members of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of the NYSE American Listing Rules.

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The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:

●	reviewing and approving the corporate objectives that pertain to the determination of executive compensation;

●	reviewing and recommending to our Board of Directors the compensation and other terms of employment of our executive officers;

●	reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

●	making recommendations to our Board of Directors regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by our Board of Directors;

●	reviewing and making recommendations to our Board of Directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

●	reviewing and assessing the independence of compensation consultants, legal counsel, and other advisers as required by Section 10C of the Exchange Act;

●	administering our equity incentive plans, to the extent such authority is delegated by our Board of Directors;

●	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements, and any other material arrangements for our executive officers;

●	reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;

●	preparing an annual report on executive compensation to be included in our annual proxy statement, to the extent required; and

●	reviewing and evaluating on an annual basis the performance of the Compensation Committee and the Compensation Committee charter and recommending such changes as deemed necessary to our Board of Directors.

Compensation Committee Processes and Procedures

The Compensation Committee generally meets quarterly and with greater frequency if necessary. The Compensation Committee also acts periodically by unanimous written consent in lieu of a formal meeting. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with management. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of Reed’s. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

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The evaluation of our executive officers’ performance, including our Chief Executive Officer, is conducted by the Compensation Committee, which determines any adjustments to their compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data and, if a compensation consultant is engaged, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by such consultant.

For more information regarding compensation of our executive officers and directors, see the sections titled “Director Compensation” and “Executive Compensation.”

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Messrs. Tu, Van, and Bakker, with Mr. Tu serving as chair. Our Board of Directors has affirmatively determined that each of the members of our Nominating and Corporate Governance Committee satisfies the independence requirements of the NYSE American Listing Rules.

Specific responsibilities of our Nominating and Corporate Governance Committee include:

●	identifying, reviewing, and making recommendations of candidates to serve on our Board of Directors;

●	evaluating the performance of our Board of Directors, committees of our Board of Directors, individual directors, and members of the senior management team and determining whether continued service on our Board of Directors or management team is appropriate;

●	evaluating nominations by stockholders of candidates for election to our Board of Directors;

●	evaluating the current size, composition, and organization of our Board of Directors and its committees and making recommendations to our Board of Directors for approval;

●	developing a set of corporate governance policies and principles and recommending to our Board of Directors any changes to such policies and principles;

●	reviewing issues and developments related to corporate governance and identifying and bringing to the attention of our Board of Directors current and emerging corporate governance trends; and

●	reviewing and evaluating on an annual basis the performance of the Nominating and Corporate Governance Committee and the Nominating and Corporate Governance Committee charter and recommending such changes as deemed necessary to our Board of Directors.

Communications with the Board of Directors

Our Board of Directors welcomes input and suggestions from all interested parties, including stockholders. Anyone may communicate with a member or members of our Board of Directors, including the Chairperson of the Board of Directors, chair of the Audit, Compensation, or Nominating and Corporate Governance Committees, or to the non-management or independent directors, by sending a written communication to Reed’s, Inc., Attn: Corporate Secretary, 501 Merritt 7 PH, Norwalk, CT 06851.

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Communications addressed to the Board of Directors or to a member thereof are distributed to the Board of Directors or to any individual director or directors, as appropriate. Any such communication is promptly distributed to the director or directors named therein unless such communication is considered, either presumptively or in the reasonable judgment of the Company’s Corporate Secretary, to be improper for submission to the intended recipient or recipients. Examples of communications that would presumptively be deemed improper for submission include, without limitation, solicitations, communications that raise grievances that are personal to the sender, communications that relate to the pricing of the Company’s products or services, communications that do not relate directly or indirectly to the Company and communications that are frivolous in nature.

Code of Ethics

We have adopted a written Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, which may be viewed on the Governance section of our website at https://investor.reedsinc.com/corporate-governance/documents-charters. We intend to promptly disclose on our website or in a Current Report on Form 8-K in the future (i) the date and nature of any amendment (other than technical, administrative or other non-substantive amendments) to the Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, and relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K and (ii) the nature of any waiver, including an implicit waiver, from a provision of the Code of Ethics that is granted to one of these specified individuals that relates to one or more of the elements of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the name of such person who is granted the waiver and the date of the waiver.

Corporate Governance Guidelines

As part of our Board of Directors’ commitment to enhancing stockholder value over the long term, our Board of Directors has adopted a set of Corporate Governance Guidelines to provide the framework for the governance of the Company and to assist our Board of Directors in the exercise of its responsibilities. Our Corporate Governance Guidelines cover, among other topics, composition and structure of the Board of Directors, Board of Directors membership criteria, director independence, Board of Directors and Board of Directors committee assessments, committees of the Board of Directors, Board of Directors access to management and outside advisors and director orientation and education. The Corporate Governance Guidelines, as well as the charters for each committee of the Board of Directors, may be viewed on the Governance section of our website at https://investor.reedsinc.com/corporate-governance/documents-charters.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.

Policy Regarding Hedging and Pledging of Our Common Stock

Under our Insider Trading Policy, our employees (including executive officers), directors, consultants, and their designees may not hedge their ownership of our stock, including, but not limited to, through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Additionally, employees (including executive officers), directors, consultants, and their designees may not hold our stock in a margin account or otherwise pledge our stock as collateral for a loan.

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PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Weinberg as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and has further directed that management submit the selection of Weinberg as the Company’s independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Weinberg has audited the Company’s financial statements since 2004. Representatives of Weinberg are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Weinberg as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Weinberg to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Weinberg. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends
a vote “For” Proposal No. 2.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to Reed’s for the years ended December 31, 2025 and 2024, by Weinberg, our independent registered public accounting firm.

	Year Ended December 31,
	2025	2024
Audit Fees (1)	$311,090	$279,804
Audit-Related Fees (2)	—	—
Tax Fees (3)	46,603	33,928
All Other Fees (4)	70,575	390

(1)	“Audit Fees” consist of fees incurred for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Weinberg provided services for the audits of our financial statements included in Annual Reports on Form 10-K and limited reviews of the financial statements included in Quarterly Reports on Form 10-Q.

(2)	“Audit-Related Fees” consist of fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Weinberg did not provide any professional services which would be considered “Audit-Related Fees.”

(3)	“Tax Fees” consist of fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning. Weinberg prepared our 2025 and 2024 federal and state income tax returns.

(4)	“All Other Fees” consist of fees for products and services provided by our principal accountant, other than the services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.” Services provided by Weinberg with respect to the filing of various registration statements made throughout the year are considered “All Other Fees.”

All fees described for the years ended December 31, 2025 and 2024 have been pre-approved by our Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has policies and procedures in place for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Weinberg. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and permitted non-audit services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Weinberg is compatible with maintaining the principal accountant’s independence.

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PROPOSAL NO. 3: APPROVAL OF THE COMPANY’S 2026 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the Reed’s, Inc. 2026 Equity Incentive Plan (the “2026 Plan”) at the Annual Meeting. The 2026 Plan is intended to be the successor to the Reed’s, Inc. 2020 Equity Incentive Plan (as amended from time to time, the “2020 Plan”) and the Second Amended and Restated 2017 Compensation Plan (the “2017 Plan”).

Why We Are Asking Our Stockholders to Approve the 2026 Plan

Currently, we maintain the 2020 Plan to grant equity awards to our employees, directors and consultants. We are seeking stockholder approval of the 2026 Plan to among other things, increase the number of shares available for the grant of stock options, restricted stock unit awards and other awards, which will enable us to attract, retain, and motivate employees, align employee interests with those of shareholders, drive long-term company performance, and foster a culture of ownership. If the 2026 Plan is approved by our stockholders, no additional awards will be granted under the 2020 Plan on or after the date of the Annual Meeting.

Approval of the 2026 Plan by our stockholders will allow us to continue to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by the Board of Directors or Compensation Committee. The 2026 Plan will also allow us to continue to utilize a broad array of equity incentives in order to secure and retain the services of our employees, directors and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders.

Requested Shares

If this Proposal 3 is approved by our stockholders, then subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2026 Plan will not exceed 1,300,000 shares, plus the number of shares added each year pursuant to the automatic increase on January 1 of each year for a period of ten years commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to five percent (5%) of the total number of shares of capital stock of the Company outstanding on December 31 of the preceding year, unless the Board of Directors acts prior to January 1 of a given year to provide that the increase for such year will be a lesser number of shares of common stock.

Stockholder Approval

If this Proposal 3 is approved by our stockholders, the 2026 Plan will become effective as of the date of the Annual Meeting and no additional awards will be granted under the 2020 Plan on or after such date. In the event that our stockholders do not approve this Proposal 3, the 2026 Plan will not become effective, the 2020 Plan will continue to be effective in accordance with its terms and we will have insufficient shares of common stock available to provide long-term equity incentives to our employees, directors and consultants.

Why You Should Vote to Approve the 2026 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

The Board of Directors believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, directors and consultants because of the strong competition for experienced individuals among beverage companies. Therefore, the Board of Directors believes that the 2026 Plan is in the best interests of our business and our stockholders and unanimously recommends a vote in favor of this Proposal 3.

The 2026 Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry. To date, equity awards have been a key aspect of our program to attract and retain key employees, directors and consultants. We believe the use of equity awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our common stock. In addition, we believe equity awards encourage employee ownership of our common stock and promote retention through the reward of long-term Company performance.

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The 2026 Plan Combines Compensation and Governance Best Practices

The 2026 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

●	No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2026 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

●	Limit on non-employee director compensation. The aggregate value of all compensation granted or paid by us to any individual for service as a non-employee director with respect to any fiscal year including awards granted under the 2026 Plan and cash fees paid to such non-employee director, will not exceed $750,000 in total value. In addition, the aggregate value of all compensation granted or paid by us with respect to a fiscal year to any individual for service as a non-employee director upon or in connection with his or her initial election or appointment to the Board of Directors will not exceed $1,000,000 in total value. For purposes of these limitations, the value of any equity awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

●	Awards subject to forfeiture/clawback. Awards granted under the 2026 Plan will be subject to recoupment in accordance with the Reed’s, Inc. Clawback Policy and any other compensation recoupment policy that the Company adopts. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

●	No liberal change in control definition. The change in control definition in the 2026 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2026 Plan to be triggered.

●	Material amendments require stockholder approval. Consistent with NYSE American rules, the 2026 Plan requires stockholder approval of any material revisions to the 2026 Plan.

Historical Equity Award Data

Burn Rate

The following table provides detailed information regarding the activity related to the Company’s equity incentive program for fiscal years 2025, 2024 and 2023.

	2025	2024	2023
Total number of shares of common stock subject to stock options granted	29,028	47,391	19,196
Total number of shares of common stock subject to full value awards granted	0	0	0
Weighted-average number of shares of common stock outstanding	8,301,904	1,340,249	589,647
Burn Rate(1)	0.3%	3.5%	3.3%

(1)	Burn Rate is calculated as (shares of common stock subject to stock options granted + shares of common stock subject to full value awards granted) / weighted-average shares of common stock outstanding.

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Overhang

The following table provides certain information regarding the Company’s equity incentive programs.

As of April 17, 2026 (Record Date)
Total number of shares of common stock subject to outstanding stock options	25,191
Weighted-average exercise price of outstanding stock options	$106.46
Weighted-average remaining term of outstanding stock options	6.64 years
Total number of shares of common stock subject to outstanding full value awards(1)	0
Total number of shares of common stock available for grant under our 2024 Inducement Plan	27,350
Total number of shares of common stock available for grant under our 2020 Plan	39,748
Total number of shares of common stock available for grant under our 2017 Plan	0
Total number of shares of common stock outstanding	11,820,429
Per-share closing price of common stock as reported on NYSE American	$3.96

(1)	A “full value award” is an equity compensation grant where the recipient receives the total value of the underlying shares upon vesting, without paying an exercise price.

Summary of the 2026 Plan

The material features of the 2026 Plan are described below. The following description of the 2026 Plan is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the text of the 2026 Plan. Stockholders are urged to read the actual text of the 2026 Plan in its entirety, which is attached hereto as Appendix A.

Purpose

The 2026 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and our affiliates, and to provide a means by which such persons may be given an opportunity to benefit from increases in the value of our common stock. The 2026 Plan is also designed to align employees’ interests with stockholder interests.

Successor to 2020 Plan and 2017 Plan

The 2026 Plan is intended to be the successor to the 2020 Plan and 2017 Plan (which was previously terminated by the Board). If the 2026 Plan is approved by our stockholders, no additional awards will be granted under the 2020 Plan on or after the date of the Annual Meeting. If the 2026 Plan is not approved by our stockholders, the 2026 Plan will not become effective and the 2020 Plan will continue to be effective in accordance with its terms.

Types of Awards

The terms of the 2026 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, and other awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2026 Plan will not exceed 1,300,000 shares of our common stock. In addition, subject to any adjustments as necessary to implement any capitalization adjustments, such aggregate number of shares of the Company’s common stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to five percent (5%) of the total number of shares of capital stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock.

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The following shares of our common stock will become available again for issuance under the 2026 Plan: (i) any shares that are forfeited back to or repurchased by us because of a failure to meet a contingency or condition required for the vesting of such shares; (ii) any shares that are reacquired by us to satisfy a tax withholding obligation in connection with an award granted under the 2026 Plan; and (iii) any shares that are reacquired by us to satisfy the exercise or purchase price of an award granted under the 2026 Plan.

Eligibility

Under the terms of the 2026 Plan, all of our (including our affiliates’) employees, non-employee directors and consultants are eligible to participate in the 2026 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2026 Plan only to our (including our affiliates’) employees.

As of the Record Date, we (including our affiliates) had approximately 67 full-time and part-time employees, four non-employee directors, and approximately 9 consultants who would be eligible to receive grants under the 2026 Plan.

Administration

The 2026 Plan will be administered by our Board of Directors, which may delegate some or all of the administration of the 2026 Plan to a committee or committees composed of members of the Board of Directors, or to one or more persons or bodies, subject to applicable law. Our Board of Directors has delegated concurrent authority to administer the 2026 Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. Our Board of Directors and Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal 3.

Subject to the terms of the 2026 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2026 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards and may, subject to the 2026 Plan, unilaterally reduce the exercise price of an outstanding stock option or stock appreciation right or cancel such an outstanding award and grant another award in substitution therefor. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2026 Plan.

The Plan Administrator may also delegate to one or more persons or bodies the authority to designate employees who are not executive officers to be recipients of awards, the terms and conditions of such awards, and the number of shares of common stock subject to such awards.

Limit on Non-Employee Director Compensation

The aggregate value of all compensation granted or paid by us to any individual for service as a non-employee director with respect to a fiscal year, including awards granted under the 2026 Plan and cash fees paid to such non-employee director, will not exceed $750,000 in total value. In addition, the aggregate value of all compensation granted or paid by us with respect to a fiscal year to any individual for service as a non-employee director upon or in connection with his or her initial election or appointment to the Board of Directors will not exceed $1,000,000 in total value. For purposes of these limitations, the value of any equity awards is calculated based on the grant date fair value of such awards for financial reporting purposes.

Stock Options

Stock options may be granted under the 2026 Plan pursuant to stock option agreements. The 2026 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

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The exercise price of a stock option granted under the 2026 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2026 Plan may not exceed ten years from the date of grant and, in some cases (see “—Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement, other written agreement with us or one of our affiliates or as otherwise determined by the Plan Administrator, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 3 as “continuous service”) terminates (other than for cause (as defined in the 2026 Plan) or the participant’s death or disability (as defined in the 2026 Plan)), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement, other written agreement with us or one of our affiliates or as otherwise determined by the Plan Administrator, if a participant’s continuous service terminates due to the participant’s disability, the participant may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability. Except as otherwise provided in a participant’s stock option agreement, other written agreement with us or one of our affiliates or as otherwise determined by the Plan Administrator, if a participant’s continuous service terminates due to the participant’s death (or the participant dies within a specified period following termination of continuous service), the participant’s beneficiary may exercise any vested stock options for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement, other written agreement with us or one of our affiliates or as otherwise determined by the Plan Administrator, if a participant’s continuous service is terminated for cause, all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement, other written agreement with us or one of our affiliates or as otherwise determined by the Plan Administrator, the term of a stock option may be extended if a participant’s continuous service terminates for any reason other than for cause and, at any time during the applicable post-termination exercise period, the exercise of the stock option would be prohibited by applicable laws or the sale of any common stock received upon such exercise would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2026 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the 2026 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2026 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the 2026 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2026 Plan other than by will or the laws of descent and distribution. However, the Company may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. The Company may, for example, permit a stock option to be transferred pursuant to a domestic relations order. In addition, subject to approval by the Company, a participant may designate a beneficiary who may exercise the stock option following the participant’s death. Stock options may not be transferred to a third-party financial institution for value.

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Limitations on Incentive Stock Options

In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:

●	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

●	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2026 Plan is 3,900,000 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2026 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The term of stock appreciation rights granted under the 2026 Plan may not exceed ten years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2026 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2026 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2026 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The 2026 Plan allows us to grant performance awards. A performance award is an award that may vest or may be exercised, or that may become earned and paid, contingent upon the attainment of certain performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the applicable award agreement, the Plan Administrator may determine that cash may be used in payment of performance awards.

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Other Awards

Other forms of awards valued in whole or in part by reference to, or otherwise based on, our common stock, including the appreciation in value thereof, may be granted either alone or in addition to other awards under the 2026 Plan. Subject to the terms of the 2026 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other awards.

Clawback Policy

Awards granted under the 2026 Plan will be subject to recoupment in accordance with the Company’s Clawback Policy and any other compensation recoupment policy that the Company adopts. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of our common stock subject to the 2026 Plan and the maximum number of shares by which the share reserve may annually increase; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and the exercise, strike or purchase price per share of our common stock subject to outstanding awards.

Corporate Transaction and Change in Control

The following applies to each outstanding award under the 2026 Plan in the event of a corporate transaction (as defined in the 2026 Plan and described below) or a change in control (as defined in the 2026 Plan and described below), unless provided otherwise in the applicable award agreement, in any other written agreement between a participant and the Company or an affiliate, or in any director compensation policy of the Company. For purposes of this Proposal 3, the term “Transaction” will mean such corporate transaction or change in control.

In the event of a Transaction, any awards outstanding under the 2026 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company) (such entity, the “acquiring entity”), and any reacquisition or repurchase rights held by us with respect to the award may be assigned to the acquiring entity. If the acquiring entity does not assume, continue or substitute for such awards, then (i) with respect to any such awards that are held by participants whose continuous service has not terminated prior to the effective time of the Transaction (such participants, the “current participants”), the vesting (and exercisability, if applicable) of such awards will be accelerated in full (and with respect to any performance awards, such awards will be deemed vested at 100% of target level upon the occurrence of the Transaction) to a date prior to the effective time of the Transaction (contingent upon the effectiveness of the Transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the Transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the Transaction), and (ii) any such awards that are held by participants other than current participants will terminate if not exercised (if applicable) at or prior to the effective time of the Transaction, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the Transaction.

Notwithstanding the foregoing, in the event any outstanding award under the 2026 Plan held by a participant will terminate if not exercised at or prior to the effective time of a Transaction, the Plan Administrator may provide that the participant may not exercise such award but instead will receive a payment equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of such award, over (ii) any exercise price payable by the participant in connection with such exercise.

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Under the 2026 Plan, a “corporate transaction” generally means the consummation of any one or more of the following events: (1) a sale or other disposition of all or substantially all of our assets; (2) a sale or other disposition of more than 50% of our outstanding securities; (3) a merger, consolidation or similar transaction where we do not survive the transaction; or (4) a merger, consolidation or similar transaction where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Under the 2026 Plan, a “change in control” generally means the occurrence of any one or more of the following events: (1) the acquisition by any person, entity or group of our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (2) a merger, consolidation or similar transaction in which our stockholders immediately before such transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction; (3) a sale, lease, exclusive license or other disposition of all or substantially all of our assets, other than to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (4) when a majority of our Board of Directors becomes comprised of individuals who were not serving on the Board on the effective date of the 2026 Plan, or whose nomination, appointment or election was not approved by a majority of the directors who were members of the Board as of the effective date of the 2026 Plan.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the 2026 Plan at any time. However, except as otherwise provided in the 2026 Plan, no amendment or termination of the 2026 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent.

We will obtain stockholder approval of any amendment to the 2026 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the 2026 Plan after the tenth anniversary of March 31, 2026, which is the date the 2026 Plan was adopted by our Board of Directors.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2026 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2026 Plan. The 2026 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

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Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2026 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Internal Revenue Code. Under the Internal Revenue Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

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Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Internal Revenue Code or an exception to Section 409A of the Internal Revenue Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Internal Revenue Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Internal Revenue Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations

Under Section 162(m) of the Internal Revenue Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the 2026 Plan will be subject to the deduction limit under Section 162(m) of the Internal Revenue Code and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

New Plan Benefits under the 2026 Plan

The following table sets forth certain information regarding future benefits under the 2026 Plan.

Name	Position	Dollar Value ($)	Number of Shares
Cyril A. Wallace, Jr.	Former Chief Executive Officer	(1)	(1)
Norman E. Snyder, Jr.	Former Chief Executive Officer	(1)	(1)
Douglas W. McCurdy	Chief Financial Officer, Secretary	(2)	(2)
Yumin Dai	Chief Executive Officer of Reed’s (Asia) Limited (BVI)	(2)	(2)
All current executive officers as a group		(2)	(2)
All current directors who are not executive officers as a group		(2)	(2)
All current employees, including current officers who are not executive officers, as a group		(2)	(2)

(1)	Messrs. Wallace and Snyder’s employment with us terminated on March 31, 2026 and May 31, 2025, respectively. Therefore, neither of them will be eligible to receive any awards under the 2026 Plan.
(2)	Awards granted under the 2026 Plan to our executive officers, other employees, and non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2026 Plan, and the Board of Directors and the Compensation Committee have not granted any awards under the 2026 Plan that are subject to stockholder approval of this Proposal 3. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers, other employees, and non-employee directors under the 2026 Plan are not determinable.

Registration with the SEC

If this Proposal 3 is approved by our stockholders, we will file a Registration Statement on Form S-8 with the SEC with respect to the shares of our common stock to be registered pursuant to the 2026 Plan, as soon as reasonably practicable following stockholder approval.

The Board of Directors recommends
a vote “For” Proposal No. 3.

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PROPOSAL NO. 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders are being asked to approve, in an advisory, non-binding vote, the compensation of our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion. In considering their vote, we urge stockholders to review the information on our compensation policies and decisions regarding the Named Executive Officers presented under the section titled “Executive Compensation.”

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding. Although this resolution is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will review and consider the voting results when making future compensation decisions for our Named Executive Officers. If stockholders approve the “Three Years” option as the frequency of future say-on-pay votes under Proposal 5, we expect that we will conduct our next say-on-pay vote at the 2029 annual meeting of stockholders.

We believe that our compensation components provide a reasonable balance of base compensation and long-term equity-based incentive compensation that is closely aligned with the Company’s overall performance. The Company aims to provide executive officers with a reasonable level of security through base salary and benefits, while rewarding them through cash and equity-based incentive compensation to achieve business objectives and create stockholder value. We believe that each of our compensation components is integral to attracting, retaining, and rewarding qualified Named Executive Officers.

The Board of Directors recommends
a vote “For” Proposal No. 4.

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PROPOSAL NO. 5: ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our Stockholders are also entitled to vote, on an advisory basis, on whether the “say-on-pay” vote, as required by Section 14A of the Exchange Act, should occur every one, two, or three years. The vote on the frequency of the say-on-pay vote, just as with the say-on-pay vote itself, is advisory only, and it also is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board of Directors will carefully consider the outcome of the vote when determining the frequency of future stockholder advisory votes to approve the compensation of our Named Executive Officers.

After careful consideration, the Board of Directors has determined that a say-on-pay vote that occurs every three years is the most appropriate alternative for our company at this time. Therefore, the Board recommends that you vote for a “Three Years” frequency for the say-on-pay vote.

Although the Board recommends a say-on-pay vote be held every three years, you may vote one of four choices for this Proposal 5 on the proxy card: “One Year”, “Two Years”, “Three Years”, or “Abstain.” If the frequency recommended by the Board of Directors is approved or receives the highest number of affirmative votes from the holders of shares present virtually or represented by proxy at the Annual Meeting and voting on the matter, that frequency will be deemed adopted by the Board of Directors.

The Board of Directors recommends
a vote for a “Three Year” frequency for Proposal No. 5.

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EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of April 17, 2026. Biographical information for our interim Chief Executive Officer and director, Neal M. Cohane, is included above with the director biographies under the caption “Nominees for Election to the Board of Directors.”

Name	Age	Position(s)
Neal M. Cohane	65	Interim Chief Executive Officer and Director
Douglas W. McCurdy	60	Chief Financial Officer, Secretary
Yumin Dai	65	Chief Executive Officer of Reed’s (Asia) Limited (BVI)

Douglas W. McCurdy has served as our Chief Financial Officer since February 2025. Prior to joining us, from December 2023 to January 2025, Mr. McCurdy served as Director for Roberts & Ryan, Inc., a veteran-owned investment bank. Prior to that, he served as Chief Operating Officer and Chief Financial Officer at YDC, Inc. (d/b/a REZI) from November 2019 to May 2023. Mr. McCurdy started his career as a Lieutenant in the US Navy. He holds a Master of Business Administration in Accounting and Finance from the University of Chicago Booth School of Business and a Bachelor of Science in Mechanical Engineering from Worcester Polytechnic Institute.

Yumin Dai has served as the Chief Executive Officer of Reed’s (Asia) Limited (BVI) since February 2025. Prior to joining us, Mr. Dai served as consultant for the overseas business of Baolingbao, from February 2020 to December 2024.

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EXECUTIVE COMPENSATION

Our Named Executive Officers, who consist of our principal executive officer and our two other most highly compensated executive officers, for the year ended December 31, 2025 were:

●	Cyril A. Wallace, our former Chief Executive Officer;

●	Norman E. Snyder, Jr., our former Chief Executive Officer;

●	Douglas McCurdy, our Chief Financial Officer; and

●	Yumin Dai, Chief Executive Officer of Reed’s (Asia) Limited (BVI).

Summary Compensation Table

The following table presents all of the compensation awarded to, or earned by, our Named Executive Officers during the fiscal years ended December 31, 2025 and 2024.

Name and Position	Year	Salary ($)	Bonus ($) (1)	All Other Compensation ($) (2)	Total ($)
Cyril A. Wallace, Jr. (3)	2025	495,833	35,000	23,861	554,694
Former Chief Executive Officer
Norman E. Snyder, Jr. (4)	2025	180,163	30,000	418,519	436,976
Former Chief Executive Officer	2024	428,942	50,000	14,416	493,358
Douglas W. McCurdy (5)	2025	289,354	—	—	289,354
Chief Financial Officer
Yumin Dai (6)	2025	162,875	—	113,794	276,669
Chief Executive Officer, Reed’s (Asia) Limited (BVI)

(1)	The amounts reported in this column for 2025 represent a one-time signing bonus for Mr. Wallace and a guaranteed bonus for Mr. Snyder, each as described further below under “—Employment Arrangements with Our Named Executive Officers” and “—Potential Payments Upon Termination or Change of Control.”

(2)	The amounts reported in this column for 2025 represent (i) $23,861 paid to Mr. Wallace for relocation expense reimbursement, (ii) $412,512 paid to Mr. Snyder in connection with his departure as our Chief Executive Officer, as described further below under “—Potential Payments upon Termination or Change in Control,” which consists of (a) $378,525, representing twelve (12) months of his then-current base salary, plus (b) $33,987 representing twelve (12) months of the costs of health and welfare benefits, and (iii) $10,681 paid to Mr. Dai for automobile expenses, $29,082 for the rental of an apartment for Mr. Dai, $48,523 in hotel costs for Mr. Dai, and $25,508 paid on behalf of Mr. Dai to the real estate agency that assisted with locating Mr. Dai’s apartment.

(3)	Mr. Wallace served as our Chief Executive Officer from April 16, 2025 to March 24, 2026. Mr. Wallace remained an employee of the Company through March 31, 2026 and will serve in a consulting capacity through April 30, 2026. On April 16, 2026, Mr. Wallace entered into a separation agreement with us, as described further in the section titled “Transactions with Related Persons and Indemnification.”

(4)	Mr. Snyder retired as our Chief Executive Officer effective April 16, 2025 and continued serving as an employee through May 31, 2025. The amount reported in the “Salary” column for 2025 includes $22,444 accrued but unused paid time off.

(5)	Mr. McCurdy commenced employment as our Chief Financial Officer on February 10, 2025.

(6)	Mr. Dai’s compensation was paid in Japanese Yen (JPY), which was converted into U.S. dollars at an exchange ratio of $0.00637706 per JPY.

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Narrative Disclosure to Summary Compensation Table

Base Salary

Our Named Executive Officers receive base salaries to compensate them for services rendered to us. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation, taking into account such Named Executive Officer’s qualifications, experience, scope of responsibilities, and competitive market considerations. The 2025 annual base salary rates for each of our Named Executive Officers are set forth in the table below:

Name	2025 Base Salary Rate
Cyril A. Wallace, Jr.	$700,000
Norman E. Snyder, Jr.	$378,525
Douglas W. McCurdy	$323,000
Yumin Dai	$300,000

Welfare and Other Benefits

We provide health, dental, vision, life, and disability insurance benefits to our Named Executive Officers, on the same terms and conditions as provided to all other eligible U.S. employees. We also maintain a 401(k) plan that provides eligible employees, including our U.S.-based Named Executive Officers, with an opportunity to save for retirement on a tax advantaged basis. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made and pre-tax contributions and earnings on pre-tax and after-tax contributions are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Employment Arrangements with Our Named Executive Officers

Cyril A. Wallace, Jr.

In connection with commencement of his employment as our Chief Executive Officer, we entered into an Employment Agreement with Mr. Wallace, dated as of April 16, 2025 (the “Wallace Agreement”). The Wallace Agreement provides for a base salary of $700,000. Mr. Wallace will receive health insurance, four weeks’ paid vacation on an annual basis and other benefits available to our executive officers. Mr. Wallace received a signing bonus of $35,000 and long-distance commuting and relocation expense reimbursement up to $50,000, which in each case must be reimbursed in full if his employment is terminated (for no reason or any reason) prior to the one-year anniversary of April 16, 2025. The Wallace Agreement is “at-will” and may be terminated by Mr. Wallace or Reed’s at any time upon five days’ notice, for no reason or for any reason. Subject to the establishment of a new equity incentive plan and Mr. Wallace’s continued employment, Mr. Wallace will be granted a restricted stock award of 46,667 shares of common stock, vesting monthly over a one-year term measured from April 16, 2025, and three performance-based stock option awards to purchase up to an aggregate of 231,361 shares of common stock. Vesting of performance-based stock options will be subject to achievement of annual performance metrics established by the Board of Directors and agreed between the parties. In addition, the Wallace Agreement provides that, in the event Mr. Wallace receives any payments or benefits that constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and that are subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, the Company will pay Mr. Wallace an amount equal to the sum of the excise tax payable, plus the amount necessary to put Mr. Wallace in the same after tax position as if no excise tax had been imposed.

Norman E. Snyder, Jr.

In connection with his promotion to Chief Executive Officer of the Company in 2020, we entered into an Amended and Restated Employment Agreement with Mr. Snyder, effective March 1, 2020 (the “Snyder Agreement”). The Snyder Agreement provided for an initial base salary of $300,000 (increased to $350,000 in September 2020), eligibility for standard benefits available to executive officers, and the grant of certain restricted stock and stock option awards. The Snyder Agreement also provided for payment of severance benefits in connection with certain qualifying terminations of employment. In connection with his retirement from employment on May 31, 2025, Mr. Snyder received the benefits described below under “—Potential Payments Upon Termination or Change in Control—Snyder Transition Agreement.”

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Douglas McCurdy

On January 31, 2025, we entered into an Employment Agreement with Mr. McCurdy (the “McCurdy Agreement”). The McCurdy Agreement provided for an initial one-year term beginning on February 10, 2025 and ending on February 10, 2026. On February 10, 2026, the Compensation Committee authorized the extension of the McCurdy Agreement for an additional one-year term beginning on February 10, 2026 and ending on February 10, 2027 (the “Extended Term”), which may be extended for additional successive one-year periods by mutual agreement of the parties. If the McCurdy Agreement is neither terminated nor extended, Mr. McCurdy’s employment continues on an at-will basis for one-month periods following the Extended Term. Pursuant to the terms of the McCurdy Agreement, Mr. McCurdy receives an annual base salary of $323,000 and is eligible for a discretionary annual performance bonus with a target of 30% of his annual salary. Mr. McCurdy is also eligible to receive standard benefits available to executive officers and to receive long-term equity incentive awards from time to time. The McCurdy Agreement also provides for payment of severance benefits in connection with certain qualifying terminations of employment occurring during the Extended Term, as described below under “—Potential Payments Upon Termination or Change in Control—McCurdy Agreement.”

Yumin Dai

Mr. Dai receives a salary of $300,000 and certain reimbursement of automobile and housing expenses.

Potential Payments upon Termination or Change in Control

Mr. Dai is not entitled to receive any payments in connection with a termination of his employment or a change in control of the Company. The benefits actually provided to Mr. Snyder and Mr. Wallace in connection with their respective departure and the benefits that Mr. McCurdy would be entitled to receive in connection with certain terminations of his employment are described below.

Snyder Transition Agreement

Effective April 16, 2025, we entered into a transition and separation agreement with Mr. Snyder, pursuant to which he ceased serving as our Chief Executive Officer (the “Snyder Transition Agreement”). In order to ensure a smooth transition, Mr. Snyder remained an employee of the Company through May 31, 2025. Pursuant to the Snyder Transition Agreement, Mr. Snyder continued to receive his annual base salary and his unvested equity continued to vest through May 31, 2025. In addition, subject to his execution and delivery of a release of claims, Mr. Snyder was entitled to receive 12 months’ severance, payable in equal monthly installments through May 31, 2026, at his then-current salary rate, $378,525 per year, reimbursement of COBRA premiums and deductibles for such 12-month period, and his vested options would remain exercisable for an extended period of two years following his date of separation. The Snyder Transition Agreement also provides for a guaranteed bonus payment of $30,000 and an additional bonus of up to $20,000 based on the achievement of certain performance metrics. As of the date hereof, no portion of the $20,000 additional bonus payment was earned or paid, and the entire $20,000 amount has been forfeited.

Wallace Separation Agreement

On April 16, 2026, we entered into a Separation Agreement and Release (the “Separation Agreement”) with Mr. Wallace. In consideration of Mr. Wallace’s execution of a general release of claims in favor of us and our affiliates and his compliance with the other terms of the Separation Agreement, we agreed to provide Mr. Wallace with the following separation benefits: (i) a severance payment equal to one (1) month of Mr. Wallace’s annual base salary in effect immediately prior to the Separation Date (a gross amount of $58,333.33); (ii) a lump sum payment representative of one (1) month of Mr. Wallace’s COBRA premium in the gross amount of $2,836.60; and (iii) a waiver of Mr. Wallace’s obligations to repay his sign-on bonus and relocation-related expenses pursuant to Sections 4.2 and 4.6 of his Employment Agreement with us dated April 16, 2025 (the “Wallace Employment Agreement”). In addition, the Wallace Employment Agreement provided for a grant to Mr. Wallace of 46,667 restricted stock awards (the “Inducement Award”). In full satisfaction of the Inducement Award and as mutually agreed upon between us and Mr. Wallace, on April 15, 2026, the Compensation Committee approved (x) the grant to Mr. Wallace of a restricted stock award under the 2020 Plan covering 36,657 shares of our common stock, to be issued on or before April 30, 2026 and to be fully vested at the time of issuance, subject to the terms and conditions of the 2020 Plan and the Separation Agreement and contingent upon the Separation Agreement becoming effective in accordance with its terms and the satisfaction of all applicable taxes and withholdings, and (y) a cash payment to Mr. Wallace of $36,336.30, equivalent to 10,010 multiplied by $3.63, the closing price of a share of our common stock as reported on the NYSE American on the Separation Date, in each case as provided under the Separation Agreement.

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McCurdy Agreement

In the event of a termination of Mr. McCurdy’s employment without “cause” or a resignation by Mr. McCurdy for “good reason” (each, as defined in the McCurdy Agreement) during the Original Term, subject to his execution and delivery of a release of claims, Mr. McCurdy would have received (i) equal installment payments of $26,917 for the number of months remaining in the Extended Term, and (ii) COBRA reimbursements for up to the remaining period of the Extended Term.

Outstanding Equity Awards at Year-End

The following table sets forth certain information regarding equity awards held by each Named Executive Officer outstanding as of December 31, 2025:

Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Norman E. Snyder, Jr.(1)	1,468	—	—	$264.00	2/25/2030
	84	—	—	$150.00	3/25/2030
	828			$210.00	5/20/2030
	2,654	—	—	$285.00	9/16/2030
	6,385	—	—	$7.80	4/29/2034

(1)	Mr. Snyder retired as our Chief Executive Officer effective April 16, 2025 and continued serving as an employee through May 31, 2025. Pursuant to the Snyder Transition Agreement, Mr. Snyder’s unvested equity continued to vest through May 31, 2025 and will remain outstanding and exercisable for a period of two years, ending May 31, 2027. See “—Potential Payments Upon Termination or Change in Control—Snyder Transition Agreement.”

Pay Versus Performance

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and named executive officer pay.

Pay Versus Performance Table

The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid for NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the Summary Compensation Table above.

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Year (1)	Summary Compensation Table Total for PEO #1 (2)	Summary Compensation Table Total for PEO #2 (2)	Compensation Actually Paid to PEO #1 (3)	Compensation Actually Paid to PEO #2 (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (4)	Net Income (Loss) (5)
2025	$436,976	$554,694	$436,976	$554,694	$283,012	$283,012	$10	($15,842,082)
2024	$493,358	N/A	$493,358	N/A	$356,418	$356,418	$18	($13,152,126)
2023	$324,255	N/A	$324,255	N/A	$185,451	$185,451	$46	($15,523,736)

(1)	The following individuals are our principal executive officers (“PEOs”) and other non-PEO named executive officers (“Non-PEO NEOs”) for each fiscal year:

Year	PEO #1	PEO #2	Non-PEO NEOs
2025	Norman E. Snyder, Jr.	Cyril A. Wallace, Jr.	Douglas W. McCurdy and Yumin Dai
2024	Norman E. Snyder, Jr.	N/A	Joann C. Tinnelly and Christopher S. Burleson
2023	Norman E. Snyder, Jr.	N/A	Thomas J. Spisak, Neal M. Cohane, Joan C. Tinnelly, and Christopher S. Burleson

(2)	Represents the amount of total compensation reported for each of our PEOs and the average total compensation for our Non-PEO NEOs, respectively, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

(3)	Represents the amount of CAP to each of our PEOs and the average amount of CAP to our Non-PEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the reported total compensation for each year to determine the CAP:

	2025 PEO #1	2025 PEO #2	2025 Average Non-PEO NEOs	2024 PEO #1	2024 Average Non-PEO NEOs	2023 PEO #1	2023 Average Non-PEO NEOs
Total Compensation in SCT	$436,976	$554,694	$283,012	$493,358	$356,418	$324,255	$185,451
Less: Grant date value of stock awards and option awards reported in SCT*	—	—	—	—	—	—	$(9,874)
Plus: Year-end value of awards granted during the year that are outstanding and unvested as of year-end	—	—	—	—	—	—	—
Plus (less): Change in value, from prior year-end to year-end, of awards granted in a prior year that are outstanding and unvested as of year-end*	—	—	—	—	—	—	—
Plus (less): Fair value as of vesting date for awards that are granted and vest in the same covered fiscal year*	—	—	—	—	—	—	$9,874
Plus (less): Change in value, from prior year-end to vesting date, of awards granted in a prior year that vested during the year*	—	—	—	—	—	—	—
Less: Prior year-end value of awards granted in a prior year that failed to vest during the year*	—	—	—	—	—	—	—
Plus: Dividends or other earnings paid during applicable fiscal year prior to vesting date*	—	—	—	—	—	—	—
Total Adjustments	—	—	—	—	—	—	—
CAP	$436,976	$554,694	$283,012	$493,358	$356,418	$324,255	$185,451

*	The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(4)	Pursuant to SEC rules, the TSR figures assume an initial investment of $100 in our stock on December 31, 2022.

(5)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Relationship between CAP and Financial Performance Measures

As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, CAP for purposes of the tabular disclosure and the following graphs was calculated in accordance with SEC rules and does not reflect the amount of compensation earned by or actually paid to our NEOs during the applicable years.

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CAP and Net Income (Loss)

The graph below shows the relationship between CAP to our PEOs and the average CAP to our Non-PEO NEOs to the Company’s net income (loss) over the three years presented in the table.

CAP and Cumulative TSR

The graph below shows the relationship between CAP to our PEOs and the average CAP to our Non-PEO NEOs to the Company’s cumulative TSR over the three years presented in the table.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Compensation Committee and the Board of Directors have not established written policies regarding the timing of option grants or other awards in relation to the release of material nonpublic information (“MNPI”). They do however as a matter of practice take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation. During 2025, the timing of grant of stock options did not trigger disclosures hereunder.

Incentive Compensation Recoupment Policy

Our Board of Directors has adopted a written compensation recovery policy in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable exchange rules. A copy of this policy was filed as an exhibit to our Annual Report on Form 10-K.

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DIRECTOR COMPENSATION

During the year ended December 31, 2025, each of the following individuals served on our Board of Directors as non-employee directors: Shufen Deng, Sam Van, Rudolf J. M. Bakker, Michael C. Tu, Lewis Jaffe, and Randle Lee Edwards.

The following table presents all of the compensation awards paid or granted to, or earned by, our non-employee directors during the year ended December 31, 2025.

Non-Employee Director Compensation for the year ended December 31, 2025

Name	Fees Earned or Paid in Cash ($)	Total ($)
Shufen Deng (1)	$—	—
Sam Van	50,000	50,000
Rudolf J. M. Bakker (2)	37,500	37,500
Michael C. Tu (3)	14,674	14,674
Lewis Jaffe (4)	12,500	12,500
Randle Lee Edwards (5)	34,783	34,783

(1)	Shufen Deng elected to waive non-employee director compensation due to her position at the time as the principal and director designee of D&D.

(2)	Rudolf J. M. Bakker was appointed to the board effective April 11, 2025, and the amounts set forth herein represent the prorated amount of Mr. Bakker’s cash fee.

(3)	Michael C. Tu was appointed to the board effective September 15, 2025, and the amounts set forth herein represent the prorated amount of Mr. Tu’s cash fee.

(4)	Lewis Jaffe resigned from the board effective March 31, 2025, and the amounts set forth herein represent the prorated amount of Mr. Jaffe’s cash fee.

(5)	Randle Lee Edwards resigned from the board effective September 10, 2025, and the amounts set forth herein represent the prorated amount of Mr. Edwards’ cash fee.

Messrs. Snyder and Wallace also served on our Board of Directors during the year ended December 31, 2025, but did not receive any additional compensation for their services as directors. See the section titled “Executive Compensation” for more information regarding the compensation earned by Messrs. Snyder and Wallace.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2025.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	14,711	(1)	$262.78	36,657	(2)
Equity compensation plans not approved by security holders (3)	14,317		$7.80	27,350
Total	29,028		$137.02	64,007

(1)	Includes (i) outstanding options to purchase 11,183 shares of our common stock under the 2020 Plan and (ii) outstanding options to purchase 3,528 shares of our common stock under the 2017 Plan. The 2017 Plan was terminated upon the adoption of the 2020 Plan.

(2)	Represents shares of our common stock available for future issuance under the 2020 Plan.

(3)	Represents our 2024 Inducement Plan (the “2024 Plan”). The 2024 Plan was approved by our Board of Directors on January 13, 2024. The 2024 Plan is currently administered by the Board of Directors. The 2024 Plan permits the grant of options and certain other stock awards to the Company’s employees, directors and consultants. The 2024 Plan provides for the issuance of up to 41,667 shares to eligible recipients pursuant to equity incentive awards. The options may only be granted as “non-qualified stock options”. The exercise price of an option granted under the plan cannot be less than 100% of the fair market value per share of common stock on the date of the grant of the option. Options may not be granted under the plan on or after the tenth anniversary of the adoption of the plan. Options forfeited under the 2024 Plan are returned to the share reserve for future issuance thereunder.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of April 17, 2026 (except as noted) by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	each director and nominee for director;

●	each of the executive officers named in the Summary Compensation Table under “Executive Compensation” above (referred to throughout this proxy statement as our “Named Executive Officers”); and

●	all current executive officers and directors as a group.

This table is based upon information supplied by officers and directors, as well as Schedules 13G or 13D and Section 16 filings filed with the SEC by beneficial owners of more than 5% of our common stock. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to securities that are convertible into or exercisable for shares of common stock as of April 17, 2026 or will become convertible into or exercisable for shares of common stock within 60 days thereafter are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 11,820,429 shares outstanding on April 17, 2026, adjusted as required by rules promulgated by the SEC.

Except as otherwise noted below, the address for persons listed in the table is c/o Reed’s Inc., 501 Merritt 7 PH, Norwalk, CT 06851.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
5% Stockholders
Entities affiliated with D&D Source of Life Holding Ltd.(1)	6,183,856	52.1%
Named Executive Officers, Directors and Director Nominees
Cyril A. Wallace, Jr. (2)	—	—%
Norman E. Snyder, Jr.(3)	11,674	* %
Neal M. Cohane (4)	675	* %
Douglas W. McCurdy	—	—%
Yumin Dai	—	—%
Shufen Deng	—	—%
Sam Van	—	—%
Rudolf J. M. Bakker	—	—%
Michael C. Tu	—	—%
All current executive officers and directors as a group (7 persons)	675	* %

*	Represents beneficial ownership of less than 1%.

(1)	This information is based partially on the information reported on the Schedule 13D filed by D&D and Era Regenerative Medicine Ltd (“ERM”) on June 10, 2025. The amount reported consists of (i) 5,777,524 shares of common stock held by D&D, (ii) 38,685 shares of common stock underlying warrants held by D&D that are exercisable within 60 days of April 17, 2026, (iii) 367,647 shares of common stock held by ERM. 1,250,000 shares of common stock underlying warrants are excluded from the amount reported above as beneficially owned because they are subject to limitations on exercisability if such exercise would result in D&D beneficially owning more than 4.99% of our outstanding common stock. ERM is a holding company and the sole shareholder of D&D. Dai Siqi is the sole director of ERM, and may be deemed to have shared voting, investment and dispositive power with respect to the securities held by D&D. Dai Siqi disclaims beneficial ownership in the securities held by D&D except for his pecuniary interest therein as sole director of ERM. The address of D&D is Genesis Building, 5th Floor, Genesis Close, George Town, PO Box 446, Grand Cayman, Cayman Islands, KY1-1106. The address of each of ERM and Dai Siqi is Unit 8, 3/F, Qwomar Trading Complex, Blackburne Road, Port Purcell, Road Town Tortola, D8, VG1110.

(2)	Mr. Wallace resigned from the positions of our Chief Executive Officer and a member of the Board of Directors, effective March 24, 2026. Mr. Wallace remained an employee of the Company through March 31, 2026 and will serve in a consulting capacity through April 30, 2026. Mr. Wallace is expected to receive a restricted stock award under the 2020 Plan pursuant to his separation agreement with us, as described in the section titled “Transactions with Related Persons and Indemnification”.

(3)	Mr. Snyder retired as our Chief Executive Officer effective April 16, 2025 and continued serving as an employee through May 31, 2025. The amount reported consists of (i) options to purchase 11,198 shares of common stock that are exercisable within 60 days of April 17, 2026 and (ii) 476 shares of common stock underlying warrants that are exercisable within 60 days of April 17, 2026.

(4)	Mr. Cohane, our Chief Operating Officer, was appointed as our interim Chief Executive Officer and a member of the Board of Directors effective March 24, 2026.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.

To our knowledge, based solely upon a review of such reports filed electronically with the SEC, during our fiscal year ended December 31, 2025, the following individuals each failed to timely file a Form 3: Michael C. Tu, Tina Reejsinghani, Cyril Wallace, Rudolf J. M. Bakker, and Sam Van. Era Regenerative Medicine Ltd., an entity affiliated with D&D, failed to timely file a Form 4 with respect to one transaction during the reporting period.

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Transactions with Related Persons and Indemnification

Certain Relationships and Related Transactions

The following includes a summary of transactions since January 1, 2024 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under “—Executive Compensation.”

D&D Source of Life Holding, Ltd.

On February 28, 2024, D&D invested $3,000,000 in us through Simple Agreement for Future Equity (SAFE) vehicles. Pursuant to its SAFE, (i) D&D’s director designation rights were reaffirmed and expanded to rights to designate up to three directors of the Company, two of whom must be independent, (ii) Shufen Deng was named Vice-Chairperson of the Board of Directors, and (iii) Randle Lee Edwards was designated as an independent director designee. D&D’s director designation rights continue so long as D&D beneficially owns 25% or more of the Company’s issued and outstanding common stock. In addition, in connection with this investment, the Company agreed to limit the size of the Board to nine members.

On September 10, 2024, D&D subscribed for an aggregate of 3,268,795 shares of common stock in a private placement transaction (“PIPE”). D&D’s subscription in such private placement was paid through automatic conversion of its SAFE in the principal amount of $3,000,000 with the balance of $1,903,192 paid in cash.

On October 10, 2024, certain funds affiliated with Whitebox Advisors, LLC (“Whitebox”) sold and assigned their entire interest in eight secured promissory notes (the “Whitebox Notes”) of the Company to D&D for a total purchase price of $17,878,248.17. The Whitebox Notes contained customary affirmative and negative covenants and events of default. The Whitebox Notes were secured by substantially all of the Company’s assets, including all intellectual property. Certain of the Whitebox Notes were not convertible and certain of the Whitebox Notes were convertible, subject to certain limitations, including a beneficial ownership limitation of 9.9% of the number of shares of common stock outstanding.

On November 14, 2024, we entered into a new secured one-year term loan with a principal amount of $10.0 million with Whitebox. The term loan is secured by substantially all of the Company’s assets, including all intellectual property. We used part of the proceeds to pay off and close our then existing revolving line of credit. In order to facilitate the term loan transaction, D&D and the Company amended the Whitebox Notes. D&D released all collateral under the Whitebox Notes, deferred cash payments thereunder and extended the maturity dates of all of the Whitebox Notes to 181 days after the maturity of the revolving credit facility, which was November 14, 2025 (with the maturity dates of the Whitebox Notes extended to May 14, 2026). D&D and its agent further waived certain events of default under the Whitebox Notes through the maturity date. Further, as part of the term loan transaction, D&D subordinated its Whitebox Notes to Whitebox. The Company further pledged collateral and granted security interests in all of its intellectual property to Whitebox.

On November 19, 2024, we and D&D entered into an exchange agreement, whereby D&D equitized the Whitebox Notes, in full, for an aggregate of 22,478,074 shares of common stock of the Company.

ERM, the sole shareholder of D&D, acquired 367,647 shares of our common stock on December 30, 2024, in a private placement of an aggregate of 14,705,882 shares of common stock to accredited investors for aggregate gross proceeds of $10,000,000. The purchase price per share was $0.68. Pursuant to a Registration Rights Agreement, effective December 30, 2024, we filed a registration statement on Form S-1 (File No. 333-286492), which was declared effective by the SEC on April 21, 2025, covering the resale of the Registrable Securities (as defined therein).

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On January 24, 2025, we and D&D entered into an amendment to the Shareholders Agreement dated May 25, 2023 (as amended, the “D&D Shareholders Agreement”), amending the agreement to incorporate the following previously agreed terms: so long as D&D owns 25% or more of the Company’s issued and outstanding common stock, (1) D&D shall have the right to designate three individuals for appointment to the Board of Directors, two of whom shall be “independent directors” as defined in applicable SEC and exchange rules, (2) D&D shall have the right to designate one board observer and (3) the size of the Board of Directors will not exceed nine members without the consent of both D&D’s independent designated directors. Pursuant to the D&D Shareholders Agreement, D&D has designated Shufen Deng, chairperson of our Board of Directors, Sam Van and Michael Tu, each an independent director, to serve on our Board of Directors. D&D has also designated Yumin Dai, the spouse of Shufen Deng, as a board observer.

On January 24, 2025, we and D&D entered into a Board Observer Agreement governing D&D’s right to designate the board observer. Such board observer right permits the observer’s attendance at board meetings and participation in discussions at such meetings. The agreement further provides for indemnification and advancement of expenses from the Company to the same extent provided by the Company to its directors and for reimbursement of reasonable out-of-pocket expenses incurred by the observer in connection with attending meeting, subject to company policies in effect. Any individual’s service as the observer is conditioned on such individual’s execution of an agreement with the Company that preserves the confidentiality of Reed’s information and board discussions. D&D designated Mr. Yumin Dai to be the board observer.

On May 28, 2025, we entered into a Securities Purchase Agreement with certain accredited investors, including D&D, pursuant to which we agreed to issue and sell $3,000,000 of shares of common stock at a purchase price per share of $0.93. D&D purchased $1,000,000 of shares of common stock in this private placement, which closed on June 4, 2025. Pursuant to a Registration Rights Agreement dated May 28, 2025, we filed a registration statement on Form S-1 (File No. 333-289889), which was declared effective by the SEC on September 4, 2025, covering the resale of the Registrable Securities (as defined therein).

On December 4, 2025, we completed a public offering (the “Offering”) of (i) 2,875,000 shares of common stock and (ii) warrants to purchase up to 2,875,000 shares of common stock. Each share of common stock and accompanying warrant to purchase one share of common stock were sold together at a combined public offering price of $4.00. Each warrant issued in the Offering has an exercise price per share of common stock equal to $4.50, subject to certain adjustments and beneficial ownership limitations. The warrants became immediately exercisable upon issuance and will expire on December 8, 2030. D&D participated in the Offering and purchased 1,250,000 shares of common stock and warrants to purchase 1,250,000 shares of common stock.

John J. Bello

John J. Bello is the former Chairperson of the Board of Directors and was a significant stockholder of the Company. In March 2023 he funded $300,000 to the Company through a SAFE investment. The SAFE investment converted into 300,000 shares of common stock on September 10, 2024 pursuant to the Company’s PIPE transaction.

Norman E. Snyder, Jr.

Personal Guaranty

On July 26, 2024, Norman E. Snyder Jr., the then-serving CEO of the Company, provided a personal guaranty for $500,000 over advance on the Company’s line of credit with Alterna Capital Solutions, LLC. The over advance was repaid by September 30, 2024.

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Snyder Transition Agreement

Effective April 16, 2025, we entered into the Snyder Transition Agreement with Mr. Snyder, pursuant to which he ceased serving as our Chief Executive Officer. In order to ensure a smooth transition, Mr. Snyder remained an employee of the Company through May 31, 2025. Pursuant to the Snyder Transition Agreement, Mr. Snyder continued to receive his annual base salary and his unvested equity continued to vest through May 31, 2025. In addition, subject to his execution and delivery of a release of claims, Mr. Snyder was entitled to receive 12 months’ severance, payable in equal monthly installments through May 31, 2026, at his then-current salary rate, $378,525 per year, reimbursement of COBRA premiums and deductibles for such 12-month period, and his vested options would remain exercisable for an extended period of two years following his date of separation. The Snyder Transition Agreement also provides for a guaranteed bonus payment of $30,000 and an additional bonus of up to $20,000 based on the achievement of certain performance metrics. As of the date hereof, no portion of the $20,000 additional bonus payment was earned or paid, and the entire $20,000 amount has been forfeited.

Yumin Dai

Yumin Dai is the spouse of Shufen Deng. On February 4, 2025, he was appointed Chief Executive Officer of the Company’s newly formed wholly owned subsidiary, Reed’s (Asia) Limited (BVI). His salary is $300,000 per year. The Company expects to expand Mr. Dai’s duties to serve as Chief Executive Officer and director of a newly formed Japanese subsidiary.

Cyril A. Wallace, Jr.

On April 16, 2026, the Company entered into the Separation Agreement with Mr. Wallace. See “Executive Compensation—Potential Payments Upon Termination or Change of Control—Wallace Separation Agreement.”

Employment Agreements with Executive Officers

We have entered into employment agreements and offer letter agreements with certain of our executive officers. See “Executive Compensation—Employment Arrangements with Our Named Executive Officers” and “Executive Compensation—Potential Payments Upon Termination or Change of Control.”

We have granted, and may grant in the future, stock options and restricted stock awards to our executive officers and our directors. For a description of these equity awards to our Named Executive Officers, see also the section titled “—Security Ownership of Certain Beneficial Owners and Management” for additional information regarding beneficial ownership of our capital stock.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and certain of our executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Policies and Procedures for Transactions with Related Persons

Our Board adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest.

Transactions involving compensation for services provided to us by an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities, including any of their immediate family members and affiliates and entities owned or controlled by any related person.

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Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of the proposed related person transaction, must present information regarding the proposed related person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our Audit Committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

●	the risks, costs, and benefits to us;

●	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the terms of the transaction;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties.

Our Audit Committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Reed’s stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker, notify our Corporate Secretary at (800) 997-3337 or send a written request to Reed’s, Inc., Attn: Corporate Secretary, 501 Merritt 7 PH, Norwalk, CT 06851. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ADDITIONAL FILINGS

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website https://investor.reedsinc.com/ and click on the “Financial Information—SEC Filings” heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders by contacting our Corporate Secretary at (800) 997-3337 or by written request to Reed’s, Inc., Attn: Corporate Secretary, 501 Merritt 7 PH, Norwalk, CT 06851.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment. Discretionary authority for them to do so is provided for in the proxy card and other forms of proxy.

/s/ Neal M. Cohane
Neal M. Cohane Interim Chief Executive Officer April 29, 2026

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Appendix A

Reed’s, Inc. 2026 Equity Incentive Plan

A-1

Reed’s, Inc. 2026

Equity Incentive Plan

Adopted by the Board of Directors: March 31, 2026

Approved by the Stockholders:        , 2026

1. General.

(a) Successor to Prior Plans. The Plan is the successor to the Prior Plans. As of the Effective Date, (i) no additional awards may be granted under the Prior Plans; and (ii) all outstanding awards granted under the Prior Plans will remain subject to the terms of the Prior Plans. All Awards granted under this Plan will be subject to the terms of this Plan.

(b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(d) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2. Shares Subject to the Plan.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 1,300,000 shares. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to five percent (5%) of the total number of shares of Capital Stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1 of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 3,900,000 shares.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c)(3), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

A-2

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. Eligibility and Limitations.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or any Incentive Stock Options otherwise do not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For avoidance of doubt, compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.

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4. Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

A-4

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

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(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law; or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. Awards Other Than Options and Stock Appreciation Rights.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

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(2) RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(2) RSU Awards: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement, (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination, and (3) the Participant will have no further right, title or interest in the Restricted Stock Award or RSU Award, the shares of Common Stock subject to or issuable pursuant to the Restricted Stock Award or RSU Award, or any consideration in respect of the Restricted Stock Award or RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

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(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

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(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any Change in Control, any Corporate Transaction, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7. Administration.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

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(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock, including any Corporate Transaction, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).

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(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by Applicable Law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with Applicable Law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value.

8. Tax Withholding.

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate arrangements to satisfy, any Tax-Related Item withholding obligations, if any, of the Company and/or an Affiliate that arise in connection with the grant, vesting, exercise or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

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(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any Tax-Related Item withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (vi) allowing the Participant to enter into a “same day sale” commitment with a broker-dealer (including, without limitation, a commitment under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act); or (vii) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. The Company and/or its Affiliate may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in a Participant’s jurisdiction. In the event of overwithholding, the Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock) or, if not refunded, the Participant may seek a refund from the local tax authorities. In the event of underwithholding, the Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or its Affiliate. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount. Further, if the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, the Participant will be deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items.

9. Miscellaneous.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

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(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will (unless otherwise required under Applicable Law) and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

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(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

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10. Covenants of the Company.

The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

12. Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date; or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

13. Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee, as applicable.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Annual Meeting” means the first meeting of the Company’s stockholders held each calendar year at which Directors are elected.

(d) “Applicable Law” means the Code and any applicable U.S. and non-U.S. securities, exchange control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

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(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(i) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(j) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s material violation of any contract or agreement between the Participant and the Company, the Company’s employment policies, or of any statutory or other duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s gross misconduct; (vi) such Participant’s failure or refusal to comply with a material directive from the Board, the Participant’s supervisor or, if applicable, the board of directors of any Affiliate; or (vii) such Participant’s breach of a fiduciary duty to the Company. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(k) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

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(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the Effective Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(l) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(m) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(n) “Common Stock” means the common stock of the Company.

(o) “Company” means Reed’s, Inc., a Delaware corporation.

(p) “Compensation Committee” means the Compensation Committee of the Board.

(q) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

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(r) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulations Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(s) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(u) “Director” means a member of the Board.

(v) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

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(w) “Effective Date” means the date of the Annual Meeting in 2026, provided this Plan is approved by the Company’s stockholders at such meeting.

(x) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(y) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(z) “Entity” means a corporation, partnership, limited liability company or other entity.

(aa) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(bb) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(cc) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(dd) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(ee) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

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(ff) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(gg) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(hh) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(ii) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(jj) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(kk) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ll) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(mm) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(nn) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).

(oo) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(pp) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

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(qq) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(rr) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(ss) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; growth of net income or operating income; billings; financing; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(tt) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.

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(uu) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(vv) “Plan” means this Reed’s, Inc. 2026 Equity Incentive Plan, as amended from time to time.

(ww) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(xx) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(yy) “Prior Plans” means the Reed’s, Inc. 2020 Equity Incentive Plan, as amended from time to time and the Second Amended and Restated 2017 Incentive Compensation Plan.

(zz) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.

(aaa) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(bbb) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ddd) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(eee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(fff) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ggg) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(hhh) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

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(iii) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(jjj) “Securities Act” means the Securities Act of 1933, as amended.

(kkk) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(lll) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(mmm) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(nnn) “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan and legally applicable or deemed applicable to the Participant.

(ooo) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ppp) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

A-23

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
1. To elect five directors to serve until the next annual meeting and their successors are duly elected and qualified, or until their earlier death, resignation or removal.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Shufen Deng   02 Neal M. Cohane   03 Michael C. Tu   04 Sam Van   05 Rudolf J.M. Bakker

The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 year	2 years	3 years	Abstain
5 To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company's Named Executive Officers.	☐	☐	☐	☐

NOTE: In their discretion, the named proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000706896_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Form 10-K are available at www.proxyvote.com

REED'S INC.
Annual Meeting of Stockholders
June 10, 2026 9:00 AM Eastern Time
This proxy is solicited by the Board of Directors

Annual meeting to be held via the internet - please visit www.virtualshareholdermeeting.com/reed2026 for more details.

The stockholder(s) hereby appoint(s) Douglas McCurdy and Neal Cohane, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of REED'S INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 09:00 AM, Eastern Time on June 10, 2026 via live webcast at:www.virtualshareholdermeeting.com/reed2026, and any adjournment or postponement thereof (with discretionary authority under Proposal No. 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and in their discretion on such other matters as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

0000706896_2 R2.09.05.010

Continued and to be signed on reverse side